Supplemental Information
Fourth Quarter 2018

Current period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Income statement
Net interest income	$47,432	$44,667	$12,304	$11,870	$11,650	$11,608	$11,462
Noninterest income	43,815	42,685	10,432	10,907	10,959	11,517	8,974
Total revenue, net of interest expense	91,247	87,352	22,736	22,777	22,609	23,125	20,436
Provision for credit losses	3,282	3,396	905	716	827	834	1,001
Noninterest expense	53,381	54,743	13,133	13,067	13,284	13,897	13,274
Income tax expense	6,437	10,981	1,420	1,827	1,714	1,476	3,796
Net income	28,147	18,232	7,278	7,167	6,784	6,918	2,365
Preferred stock dividends	1,451	1,614	239	466	318	428	286
Net income applicable to common shareholders	26,696	16,618	7,039	6,701	6,466	6,490	2,079
Diluted earnings per common share	2.61	1.56	0.70	0.66	0.63	0.62	0.20
Average diluted common shares issued and outstanding	10,236.9	10,778.4	9,996.0	10,170.8	10,309.4	10,472.7	10,621.8
Dividends paid per common share	$0.54	$0.39	$0.15	$0.15	$0.12	$0.12	$0.12

Performance ratios
Return on average assets	1.21%	0.80%	1.24%	1.23%	1.17%	1.21%	0.41%
Return on average common shareholders’ equity	11.04	6.72	11.57	10.99	10.75	10.85	3.29
Return on average shareholders’ equity	10.63	6.72	10.95	10.74	10.26	10.57	3.43
Return on average tangible common shareholders’ equity (1)	15.55	9.41	16.29	15.48	15.15	15.26	4.56
Return on average tangible shareholders’ equity (1)	14.46	9.08	14.90	14.61	13.95	14.37	4.62
Efficiency ratio	58.50	62.67	57.76	57.37	58.76	60.09	64.95

At period end
Book value per share of common stock	$25.13	$23.80	$25.13	$24.33	$24.07	$23.74	$23.80
Tangible book value per share of common stock (1)	17.91	16.96	17.91	17.23	17.07	16.84	16.96
Market capitalization	238,251	303,681	238,251	290,424	282,259	305,176	303,681
Number of financial centers - U.S.	4,341	4,477	4,341	4,385	4,433	4,452	4,477
Number of branded ATMs - U.S.	16,255	16,039	16,255	16,089	16,050	16,011	16,039
Headcount	204,489	209,376	204,489	204,681	207,992	207,953	209,376

(1)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 39.)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Interest income
Loans and leases	$40,811	$36,221	$10,716	$10,401	$10,071	$9,623	$9,344
Debt securities	11,724	10,471	3,078	2,986	2,856	2,804	2,707
Federal funds sold and securities borrowed or purchased under agreements to resell	3,176	2,390	1,046	799	709	622	732
Trading account assets	4,811	4,474	1,305	1,172	1,198	1,136	1,144
Other interest income	6,247	4,023	1,691	1,607	1,535	1,414	1,139
Total interest income	66,769	57,579	17,836	16,965	16,369	15,599	15,066

Interest expense
Deposits	4,495	1,931	1,562	1,230	943	760	679
Short-term borrowings	5,839	3,538	1,716	1,526	1,462	1,135	1,030
Trading account liabilities	1,358	1,204	318	335	348	357	314
Long-term debt	7,645	6,239	1,936	2,004	1,966	1,739	1,581
Total interest expense	19,337	12,912	5,532	5,095	4,719	3,991	3,604
Net interest income	47,432	44,667	12,304	11,870	11,650	11,608	11,462

Noninterest income
Card income	6,051	5,902	1,582	1,470	1,542	1,457	1,555
Service charges	7,767	7,818	1,931	1,961	1,954	1,921	1,955
Investment and brokerage services	14,160	13,836	3,544	3,494	3,458	3,664	3,522
Investment banking income	5,327	6,011	1,348	1,204	1,422	1,353	1,418
Trading account profits	8,540	7,277	1,633	1,893	2,315	2,699	1,153
Other income (loss)	1,970	1,841	394	885	268	423	(629)
Total noninterest income	43,815	42,685	10,432	10,907	10,959	11,517	8,974
Total revenue, net of interest expense	91,247	87,352	22,736	22,777	22,609	23,125	20,436

Provision for credit losses	3,282	3,396	905	716	827	834	1,001

Noninterest expense
Personnel	31,880	31,931	7,735	7,721	7,944	8,480	7,605
Occupancy	4,066	4,009	1,015	1,015	1,022	1,014	1,009
Equipment	1,705	1,692	427	421	415	442	411
Marketing	1,674	1,746	513	421	395	345	511
Professional fees	1,699	1,888	480	439	399	381	471
Data processing	3,222	3,139	824	791	797	810	795
Telecommunications	699	699	177	173	166	183	161
Other general operating	8,436	9,639	1,962	2,086	2,146	2,242	2,311
Total noninterest expense	53,381	54,743	13,133	13,067	13,284	13,897	13,274
Income before income taxes	34,584	29,213	8,698	8,994	8,498	8,394	6,161
Income tax expense	6,437	10,981	1,420	1,827	1,714	1,476	3,796
Net income	$28,147	$18,232	$7,278	$7,167	$6,784	$6,918	$2,365
Preferred stock dividends	1,451	1,614	239	466	318	428	286
Net income applicable to common shareholders	$26,696	$16,618	$7,039	$6,701	$6,466	$6,490	$2,079

Per common share information
Earnings	$2.64	$1.63	$0.71	$0.67	$0.64	$0.63	$0.20
Diluted earnings	2.61	1.56	0.70	0.66	0.63	0.62	0.20
Dividends paid	0.54	0.39	0.15	0.15	0.12	0.12	0.12
Average common shares issued and outstanding	10,096.5	10,195.6	9,855.8	10,031.6	10,181.7	10,322.4	10,470.7
Average diluted common shares issued and outstanding	10,236.9	10,778.4	9,996.0	10,170.8	10,309.4	10,472.7	10,621.8

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018		First Quarter 2018		Fourth Quarter 2017
	2018	2017
Net income	$28,147	$18,232	$7,278	$7,167	$6,784		$6,918		$2,365
Other comprehensive income (loss), net-of-tax:
Net change in debt and equity securities	(3,953)	61	2,213	(1,172)	(1,031)	—	(3,963)	—	(870)
Net change in debit valuation adjustments	749	(293)	566	(269)	179		273		(144)
Net change in derivatives	(53)	64	293	21	(92)		(275)		(92)
Employee benefit plan adjustments	(405)	288	(496)	31	30		30		208
Net change in foreign currency translation adjustments	(254)	86	49	(114)	(141)		(48)		(16)
Other comprehensive income (loss)	(3,916)	206	2,625	(1,503)	(1,055)		(3,983)		(914)
Comprehensive income	$24,231	$18,438	$9,903	$5,664	$5,729		$2,935		$1,451

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	December 31 2018	September 30 2018	December 31 2017
Assets
Cash and due from banks	$29,063	$27,440	$29,480
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	148,341	157,418	127,954
Cash and cash equivalents	177,404	184,858	157,434
Time deposits placed and other short-term investments	7,494	7,865	11,153
Federal funds sold and securities borrowed or purchased under agreements to resell	261,131	248,237	212,747
Trading account assets	214,348	219,118	209,358
Derivative assets	43,725	45,617	37,762
Debt securities:
Carried at fair value	238,101	251,635	315,117
Held-to-maturity, at cost	203,652	194,472	125,013
Total debt securities	441,753	446,107	440,130
Loans and leases	946,895	929,801	936,749
Allowance for loan and lease losses	(9,601)	(9,734)	(10,393)
Loans and leases, net of allowance	937,294	920,067	926,356
Premises and equipment, net	9,906	9,680	9,247
Goodwill	68,951	68,951	68,951
Loans held-for-sale	10,367	5,576	11,430
Customer and other receivables	65,814	56,962	61,623
Other assets	116,320	125,795	135,043
Total assets	$2,354,507	$2,338,833	$2,281,234

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$5,798	$6,145	$6,521
Loans and leases	43,850	44,163	48,929
Allowance for loan and lease losses	(912)	(920)	(1,016)
Loans and leases, net of allowance	42,938	43,243	47,913
All other assets	337	357	1,721
Total assets of consolidated variable interest entities	$49,073	$49,745	$56,155

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	December 31 2018	September 30 2018	December 31 2017
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$412,587	$414,853	$430,650
Interest-bearing	891,636	844,204	796,576
Deposits in non-U.S. offices:
Noninterest-bearing	14,060	12,896	14,024
Interest-bearing	63,193	73,696	68,295
Total deposits	1,381,476	1,345,649	1,309,545
Federal funds purchased and securities loaned or sold under agreements to repurchase	186,988	171,600	176,865
Trading account liabilities	68,220	89,964	81,187
Derivative liabilities	37,891	36,189	34,300
Short-term borrowings	20,189	29,035	32,666
Accrued expenses and other liabilities	165,078	170,138	152,123
Long-term debt	229,340	234,100	227,402
Total liabilities	2,089,182	2,076,675	2,014,088
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,843,140, 3,843,140 and 3,837,683 shares	22,326	22,326	22,323
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 9,669,286,370, 9,858,252,641and 10,287,302,431shares	118,896	123,921	138,089
Retained earnings	136,314	130,747	113,816
Accumulated other comprehensive income (loss)	(12,211)	(14,836)	(7,082)
Total shareholders’ equity	265,325	262,158	267,146
Total liabilities and shareholders’ equity	$2,354,507	$2,338,833	$2,281,234

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$742	$905	$312
Long-term debt	10,944	11,024	9,873
All other liabilities	30	39	37
Total liabilities of consolidated variable interest entities	$11,716	$11,968	$10,222

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	Basel 3
	December 31 2018	September 30 2018	December 31 2017
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$167,272	$164,386	$168,461
Tier 1 capital	189,038	186,189	190,189
Total capital	221,303	218,159	224,209
Risk-weighted assets	1,436,905	1,439,419	1,442,721
Common equity tier 1 capital ratio	11.6%	11.4%	11.7%
Tier 1 capital ratio	13.2	12.9	13.2
Total capital ratio	15.4	15.2	15.5

Advanced Approaches
Common equity tier 1 capital	$167,272	$164,386	$168,461
Tier 1 capital	189,038	186,189	190,189
Total capital	212,855	209,950	215,311
Risk-weighted assets	1,408,264	1,424,105	1,458,979
Common equity tier 1 capital ratio	11.9%	11.5%	11.5%
Tier 1 capital ratio	13.4	13.1	13.0
Total capital ratio	15.1	14.7	14.8

Leverage-based metrics (1)
Adjusted average assets	$2,257,559	$2,240,166	$2,223,482
Tier 1 leverage ratio	8.4%	8.3%	8.6%

Supplementary leverage exposure	$2,791,853	$2,787,880	n/a
Supplementary leverage ratio	6.8%	6.7%	n/a

Tangible equity ratio (2)	8.6	8.5	8.9
Tangible common equity ratio (2)	7.6	7.5	7.9

(1)
Regulatory capital ratios at December 31, 2018 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Basel 3 transition provisions for regulatory capital adjustments and deductions were fully phased-in as of January 1, 2018. Prior periods are presented on a fully phased-in basis. SLR requirements became effective January 1, 2018.

(2)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 39.)

n/a = not applicable

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Fourth Quarter 2018			Third Quarter 2018			Fourth Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$129,814	$494	1.51%	$144,411	$523	1.44%	$128,708	$336	1.04%
Time deposits placed and other short-term investments	8,691	59	2.72	8,328	48	2.26	12,979	68	2.06
Federal funds sold and securities borrowed or purchased under agreements to resell	263,626	1,046	1.57	241,426	799	1.31	224,490	528	0.93
Trading account assets	138,046	1,327	3.82	128,896	1,195	3.68	130,370	1,183	3.61
Debt securities	440,967	3,108	2.76	445,813	3,014	2.66	441,624	2,751	2.48
Loans and leases (1):
Residential mortgage	209,646	1,857	3.54	209,460	1,857	3.54	202,155	1,749	3.46
Home equity	50,757	634	4.96	53,050	656	4.91	59,059	641	4.32
U.S. credit card	95,766	2,533	10.49	94,710	2,435	10.20	93,531	2,299	9.75
Direct/Indirect and other consumer	91,458	823	3.57	91,828	787	3.40	96,113	724	2.99
Total consumer	447,627	5,847	5.20	449,048	5,735	5.08	450,858	5,413	4.78
U.S. commercial	308,557	3,203	4.12	303,680	3,034	3.97	297,851	2,598	3.46
Non-U.S. commercial	95,937	835	3.45	96,019	831	3.43	98,692	680	2.73
Commercial real estate	60,876	703	4.59	60,754	682	4.45	58,983	571	3.84
Commercial lease financing	21,724	182	3.36	21,235	173	3.25	21,406	159	2.98
Total commercial	487,094	4,923	4.01	481,688	4,720	3.89	476,932	4,008	3.34
Total loans and leases	934,721	10,770	4.58	930,736	10,455	4.46	927,790	9,421	4.04
Other earning assets	70,869	1,187	6.65	72,827	1,082	5.91	84,087	901	4.25
Total earning assets (2)	1,986,734	17,991	3.60	1,972,437	17,116	3.45	1,950,048	15,188	3.09
Cash and due from banks	26,081			25,639			28,114
Other assets, less allowance for loan and lease losses	321,771			319,753			323,525
Total assets	$2,334,586			$2,317,829			$2,301,687

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	Fourth Quarter 2018	Third Quarter 2018	Fourth Quarter 2017
Federal funds sold and securities borrowed or purchased under agreements to resell	$(61)	$(52)	$16
Debt securities	13	3	(2)
U.S. commercial loans and leases	(10)	(8)	(10)
Net hedge expense on assets	$(58)	$(57)	$4

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	Fourth Quarter 2018			Third Quarter 2018			Fourth Quarter 2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$52,523	$2	0.01%	$53,929	$1	0.01%	$54,090	$1	0.01%
NOW and money market deposit accounts	701,697	957	0.54	680,285	737	0.43	645,639	361	0.22
Consumer CDs and IRAs	38,899	48	0.49	39,160	40	0.41	42,595	29	0.28
Negotiable CDs, public funds and other deposits	62,719	362	2.29	54,192	275	2.01	39,200	133	1.35
Total U.S. interest-bearing deposits	855,838	1,369	0.63	827,566	1,053	0.50	781,524	524	0.27
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,321	7	1.14	2,353	12	2.06	1,844	5	0.96
Governments and official institutions	275	—	0.04	709	—	0.01	1,016	3	1.06
Time, savings and other	64,599	186	1.14	63,179	165	1.04	67,252	147	0.87
Total non-U.S. interest-bearing deposits	67,195	193	1.14	66,241	177	1.07	70,112	155	0.88
Total interest-bearing deposits	923,033	1,562	0.67	893,807	1,230	0.55	851,636	679	0.32
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	262,497	1,716	2.60	264,168	1,526	2.30	272,733	901	1.31
Trading account liabilities	45,329	318	2.79	50,904	335	2.60	49,643	314	2.51
Long-term debt	230,616	1,936	3.34	233,475	2,004	3.42	227,644	1,581	2.77
Total interest-bearing liabilities (1)	1,461,475	5,532	1.50	1,442,354	5,095	1.40	1,401,656	3,475	0.98
Noninterest-bearing sources:
Noninterest-bearing deposits	421,918			422,538			441,936
Other liabilities	187,495			188,284			184,933
Shareholders’ equity	263,698			264,653			273,162
Total liabilities and shareholders’ equity	$2,334,586			$2,317,829			$2,301,687
Net interest spread			2.10%			2.05%			2.11%
Impact of noninterest-bearing sources			0.38			0.37			0.28
Net interest income/yield on earning assets (2)		$12,459	2.48%		$12,021	2.42%		$11,713	2.39%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	Fourth Quarter 2018	Third Quarter 2018	Fourth Quarter 2017
NOW and money market deposit accounts	$—	$1	$—
Consumer CDs and IRAs	6	5	5
Negotiable CDs, public funds and other deposits	3	2	3
Banks located in non-U.S. countries	4	6	5
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	11	30	30
Long-term debt	(51)	24	(379)
Net hedge (income) expense on liabilities	$(27)	$68	$(336)

(2)	Net interest income includes FTE adjustments of $155 million, $151 million and $251 million for the fourth and third quarters of 2018 and the fourth quarter of 2017, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	2018			2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$139,848	$1,926	1.38%	$127,431	$1,122	0.88%
Time deposits placed and other short-term investments	9,446	216	2.29	12,112	241	1.99
Federal funds sold and securities borrowed or purchased under agreements to resell	251,328	3,176	1.26	222,818	1,806	0.81
Trading account assets	132,724	4,901	3.69	129,007	4,618	3.58
Debt securities	437,312	11,837	2.66	435,005	10,626	2.44
Loans and leases (1):
Residential mortgage	207,523	7,294	3.51	197,766	6,831	3.45
Home equity	53,886	2,573	4.77	62,260	2,608	4.19
U.S. credit card	94,612	9,579	10.12	91,068	8,791	9.65
Non-U.S. credit card (2)	—	—	—	3,929	358	9.12
Direct/Indirect and other consumer	93,036	3,104	3.34	96,002	2,734	2.85
Total consumer	449,057	22,550	5.02	451,025	21,322	4.73
U.S. commercial	304,387	11,937	3.92	292,452	9,765	3.34
Non-U.S. commercial	97,664	3,220	3.30	95,005	2,566	2.70
Commercial real estate	60,384	2,618	4.34	58,502	2,116	3.62
Commercial lease financing	21,557	698	3.24	21,747	706	3.25
Total commercial	483,992	18,473	3.82	467,706	15,153	3.24
Total loans and leases (2)	933,049	41,023	4.40	918,731	36,475	3.97
Other earning assets	76,524	4,300	5.62	76,957	3,224	4.19
Total earning assets (3)	1,980,231	67,379	3.40	1,922,061	58,112	3.02
Cash and due from banks	25,830			27,995
Other assets, less allowance for loan and lease losses	319,185			318,577
Total assets	$2,325,246			$2,268,633

(1)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis. Purchased credit-impaired loans are recorded at fair value upon acquisition and accrete interest income over the estimated life of the loan.

(2)	The 2017 amount includes assets of the Corporation’s non-U.S. consumer credit card business, which was sold during the second quarter of 2017.

(3)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	2018	2017
Federal funds sold and securities borrowed or purchased under agreements to resell	$(147)	$49
Debt securities	13	(54)
U.S. commercial loans and leases	(37)	(39)
Net hedge expense on assets	$(171)	$(44)

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Annual Average Balances and Interest Rates – Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	2018			2017
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$54,226	$6	0.01%	$53,783	$5	0.01%
NOW and money market deposit accounts	676,382	2,636	0.39	628,647	873	0.14
Consumer CDs and IRAs	39,823	157	0.39	44,794	121	0.27
Negotiable CDs, public funds and other deposits	50,593	991	1.96	36,782	354	0.96
Total U.S. interest-bearing deposits	821,024	3,790	0.46	764,006	1,353	0.18
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	2,312	39	1.69	2,442	21	0.85
Governments and official institutions	810	—	0.01	1,006	10	0.95
Time, savings and other	65,097	666	1.02	62,386	547	0.88
Total non-U.S. interest-bearing deposits	68,219	705	1.03	65,834	578	0.88
Total interest-bearing deposits	889,243	4,495	0.51	829,840	1,931	0.23
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	269,748	5,839	2.17	274,975	3,146	1.14
Trading account liabilities	50,928	1,358	2.67	45,518	1,204	2.64
Long-term debt	230,693	7,645	3.31	225,133	6,239	2.77
Total interest-bearing liabilities (1)	1,440,612	19,337	1.34	1,375,466	12,520	0.91
Noninterest-bearing sources:
Noninterest-bearing deposits	425,698			439,956
Other liabilities	194,188			181,922
Shareholders’ equity	264,748			271,289
Total liabilities and shareholders’ equity	$2,325,246			$2,268,633
Net interest spread			2.06%			2.11%
Impact of noninterest-bearing sources			0.36			0.26
Net interest income/yield on earning assets (2)		$48,042	2.42%		$45,592	2.37%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	2018	2017
NOW and money market deposit accounts	$—	$(1)
Consumer CDs and IRAs	22	22
Negotiable CDs, public funds and other deposits	12	13
Banks located in non-U.S. countries	19	19
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	100	243
Long-term debt	(283)	(1,728)
Net hedge income on liabilities	$(130)	$(1,432)

(2)	Net interest income includes FTE adjustments of $610 million and $925 million in 2018 and 2017.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	December 31, 2018
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$125,116	$138	$(3,428)	$121,826
Agency-collateralized mortgage obligations	5,621	19	(110)	5,530
Commercial	14,469	11	(402)	14,078
Non-agency residential	1,792	136	(11)	1,917
Total mortgage-backed securities	146,998	304	(3,951)	143,351
U.S. Treasury and agency securities	56,239	62	(1,378)	54,923
Non-U.S. securities	9,307	5	(6)	9,306
Other taxable securities, substantially all asset-backed securities	4,387	29	(6)	4,410
Total taxable securities	216,931	400	(5,341)	211,990
Tax-exempt securities	17,349	99	(72)	17,376
Total available-for-sale debt securities	234,280	499	(5,413)	229,366
Other debt securities carried at fair value	8,595	172	(32)	8,735
Total debt securities carried at fair value	242,875	671	(5,445)	238,101
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities (1)	203,652	747	(3,964)	200,435
Total debt securities	$446,527	$1,418	$(9,409)	$438,536

	September 30, 2018
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$141,721	$101	$(5,710)	$136,112
Agency-collateralized mortgage obligations	5,878	9	(209)	5,678
Commercial	14,138	2	(630)	13,510
Non-agency residential	1,926	217	(6)	2,137
Total mortgage-backed securities	163,663	329	(6,555)	157,437
U.S. Treasury and agency securities	54,664	8	(2,366)	52,306
Non-U.S. securities	7,076	5	(2)	7,079
Other taxable securities, substantially all asset-backed securities	3,806	77	(7)	3,876
Total taxable securities	229,209	419	(8,930)	220,698
Tax-exempt securities	18,401	36	(87)	18,350
Total available-for-sale debt securities	247,610	455	(9,017)	239,048
Other debt securities carried at fair value	12,409	205	(27)	12,587
Total debt securities carried at fair value	260,019	660	(9,044)	251,635
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities (1)	194,472	1	(6,485)	187,988
Total debt securities	$454,491	$661	$(15,529)	$439,623

(1)	During 2018, we transferred available-for-sale debt securities with an amortized cost of $64.5 billion to held to maturity.

Other Debt Securities Carried at Fair Value
(Dollars in millions)	December 31 2018	September 30 2018
Non-agency residential mortgage-backed securities	$1,606	$1,696
U.S. Treasury and agency securities	1,282	—
Non-U.S. securities (1)	5,844	10,888
Other taxable securities, substantially all asset-backed securities	3	3
Total	$8,735	$12,587

(1)	These securities are primarily used to satisfy certain international regulatory liquidity requirements.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Fully taxable-equivalent (FTE) basis data (1)
Net interest income	$48,042	$45,592	$12,459	$12,021	$11,804	$11,758	$11,713
Total revenue, net of interest expense	91,857	88,277	22,891	22,928	22,763	23,275	20,687
Net interest yield	2.42%	2.37%	2.48%	2.42%	2.38%	2.39%	2.39%
Efficiency ratio	58.11	62.01	57.37	56.99	58.36	59.71	64.16

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $610 million and $925 million for the years ended December 31, 2018 and 2017, and $155 million, $151 million, $154 million, $150 million and $251 million for the fourth, third, second and first quarters of 2018 and the fourth quarter of 2017, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,459	$7,131	$1,622	$2,824	$746	$136
Card income	1,582	1,387	35	136	23	1
Service charges	1,931	1,086	18	743	79	5
Investment and brokerage services	3,544	77	2,978	24	474	(9)
Investment banking income (loss)	1,348	(1)	94	760	514	(19)
Trading account profits	1,633	2	31	75	1,318	207
Other income (loss)	394	195	212	488	59	(560)
Total noninterest income (loss)	10,432	2,746	3,368	2,226	2,467	(375)
Total revenue, net of interest expense	22,891	9,877	4,990	5,050	3,213	(239)
Provision for credit losses	905	915	23	85	6	(124)
Noninterest expense	13,133	4,483	3,542	2,119	2,540	449
Income (loss) before income taxes	8,853	4,479	1,425	2,846	667	(564)
Income tax expense (benefit)	1,575	1,141	363	740	174	(843)
Net income	$7,278	$3,338	$1,062	$2,106	$493	$279

Average
Total loans and leases	$934,721	$289,862	$163,516	$357,410	$70,609	$53,324
Total assets (1)	2,334,586	759,027	283,262	440,522	655,068	196,707
Total deposits	1,344,951	686,826	247,427	359,642	31,077	19,979
Quarter end
Total loans and leases	$946,895	$294,335	$164,854	$365,717	$73,928	$48,061
Total assets (1)	2,354,507	768,877	305,906	441,477	641,922	196,325
Total deposits	1,381,476	696,146	268,700	360,248	37,841	18,541

	Third Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$12,021	$6,862	$1,535	$2,706	$754	$164
Card income	1,470	1,281	34	132	23	—
Service charges	1,961	1,098	19	753	86	5
Investment and brokerage services	3,494	80	3,004	27	388	(5)
Investment banking income (loss)	1,204	—	87	644	522	(49)
Trading account profits	1,893	2	24	60	1,727	80
Other income (loss)	885	80	80	416	343	(34)
Total noninterest income (loss)	10,907	2,541	3,248	2,032	3,089	(3)
Total revenue, net of interest expense	22,928	9,403	4,783	4,738	3,843	161
Provision for credit losses	716	870	13	(70)	(2)	(95)
Noninterest expense	13,067	4,354	3,414	2,121	2,613	565
Income (loss) before income taxes	9,145	4,179	1,356	2,687	1,232	(309)
Income tax expense (benefit)	1,978	1,066	346	699	320	(453)
Net income	$7,167	$3,113	$1,010	$1,988	$912	$144

Average
Total loans and leases	$930,736	$284,994	$161,869	$352,712	$71,231	$59,930
Total assets (1)	2,317,829	759,665	273,581	422,255	652,481	209,847
Total deposits	1,316,345	687,530	238,291	337,685	30,721	22,118
Quarter end
Total loans and leases	$929,801	$287,277	$162,191	$352,332	$73,023	$54,978
Total assets (1)	2,338,833	765,497	276,146	430,846	646,359	219,985
Total deposits	1,345,649	692,770	239,654	350,748	41,102	21,375

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Fourth Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$11,713	$6,354	$1,520	$2,719	$932	$188
Card income	1,555	1,354	43	134	24	—
Service charges	1,955	1,071	19	774	84	7
Investment and brokerage services	3,522	84	2,920	24	501	(7)
Investment banking income (loss)	1,418	—	71	811	597	(61)
Trading account profits	1,153	1	25	51	1,075	1
Other income (loss)	(629)	91	85	506	183	(1,494)
Total noninterest income (loss)	8,974	2,601	3,163	2,300	2,464	(1,554)
Total revenue, net of interest expense	20,687	8,955	4,683	5,019	3,396	(1,366)
Provision for credit losses	1,001	886	6	132	162	(185)
Noninterest expense	13,274	4,509	3,470	2,161	2,614	520
Income (loss) before income taxes	6,412	3,560	1,207	2,726	620	(1,701)
Income tax expense	4,047	1,364	463	1,046	210	964
Net income (loss)	$2,365	$2,196	$744	$1,680	$410	$(2,665)

Average
Total loans and leases	$927,790	$275,716	$157,063	$350,262	$73,552	$71,197
Total assets (1)	2,301,687	737,755	276,153	419,513	659,412	208,854
Total deposits	1,293,572	665,536	240,126	329,761	34,250	23,899
Quarter end
Total loans and leases	$936,749	$280,473	$159,378	$350,668	$76,778	$69,452
Total assets (1)	2,281,234	749,325	284,321	424,533	629,013	194,042
Total deposits	1,309,545	676,530	246,994	329,273	34,029	22,719

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Annual Results by Business Segment and All Other
(Dollars in millions)
	Year Ended December 31, 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$48,042	$27,123	$6,294	$10,881	$3,171	$573
Card income	6,051	5,289	128	541	93	—
Service charges	7,767	4,300	73	3,027	345	22
Investment and brokerage services	14,160	319	11,959	94	1,780	8
Investment banking income (loss)	5,327	(1)	337	2,891	2,296	(196)
Trading account profits	8,540	8	112	260	7,932	228
Other income (loss)	1,970	485	435	1,950	446	(1,346)
Total noninterest income (loss)	43,815	10,400	13,044	8,763	12,892	(1,284)
Total revenue, net of interest expense	91,857	37,523	19,338	19,644	16,063	(711)
Provision for credit losses	3,282	3,664	86	8	—	(476)
Noninterest expense	53,381	17,713	13,777	8,591	10,686	2,614
Income (loss) before income taxes	35,194	16,146	5,475	11,045	5,377	(2,849)
Income tax expense (benefit)	7,047	4,117	1,396	2,872	1,398	(2,736)
Net income (loss)	$28,147	$12,029	$4,079	$8,173	$3,979	$(113)

Average
Total loans and leases	$933,049	$283,807	$161,342	$354,236	$72,651	$61,013
Total assets (1)	2,325,246	756,373	277,219	424,353	666,003	201,298
Total deposits	1,314,941	684,173	241,256	336,337	31,209	21,966
Year end
Total loans and leases	$946,895	$294,335	$164,854	$365,717	$73,928	$48,061
Total assets (1)	2,354,507	768,877	305,906	441,477	641,922	196,325
Total deposits	1,381,476	696,146	268,700	360,248	37,841	18,541

	Year Ended December 31, 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$45,592	$24,307	$6,173	$10,504	$3,744	$864
Card income	5,902	5,070	153	518	92	69
Service charges	7,818	4,266	76	3,125	329	22
Investment and brokerage services	13,836	317	11,394	97	2,049	(21)
Investment banking income (loss)	6,011	—	318	3,471	2,476	(254)
Trading account profits	7,277	3	144	134	6,710	286
Other income (loss)	1,841	558	332	2,150	551	(1,750)
Total noninterest income (loss)	42,685	10,214	12,417	9,495	12,207	(1,648)
Total revenue, net of interest expense	88,277	34,521	18,590	19,999	15,951	(784)
Provision for credit losses	3,396	3,525	56	212	164	(561)
Noninterest expense	54,743	17,795	13,556	8,596	10,731	4,065
Income (loss) before income taxes	30,138	13,201	4,978	11,191	5,056	(4,288)
Income tax expense (benefit)	11,906	4,999	1,885	4,238	1,763	(979)
Net income (loss)	$18,232	$8,202	$3,093	$6,953	$3,293	$(3,309)

Average
Total loans and leases	$918,731	$266,058	$152,682	$346,089	$71,413	$82,489
Total assets (1)	2,268,633	725,406	281,517	416,038	638,673	206,999
Total deposits	1,269,796	653,320	245,559	312,859	32,864	25,194
Year end
Total loans and leases	$936,749	$280,473	$159,378	$350,668	$76,778	$69,452
Total assets (1)	2,281,234	749,325	284,321	424,533	629,013	194,042
Total deposits	1,309,545	676,530	246,994	329,273	34,029	22,719

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Net interest income	$27,123	$24,307	$7,131	$6,862	$6,620	$6,510	$6,354
Noninterest income:
Card income	5,289	5,070	1,387	1,281	1,342	1,279	1,354
Service charges	4,300	4,266	1,086	1,098	1,072	1,044	1,071
All other income	811	878	273	162	177	199	176
Total noninterest income	10,400	10,214	2,746	2,541	2,591	2,522	2,601
Total revenue, net of interest expense	37,523	34,521	9,877	9,403	9,211	9,032	8,955

Provision for credit losses	3,664	3,525	915	870	944	935	886

Noninterest expense	17,713	17,795	4,483	4,354	4,395	4,481	4,509
Income before income taxes	16,146	13,201	4,479	4,179	3,872	3,616	3,560
Income tax expense	4,117	4,999	1,141	1,066	988	922	1,364
Net income	$12,029	$8,202	$3,338	$3,113	$2,884	$2,694	$2,196

Net interest yield	3.78%	3.54%	3.93%	3.78%	3.68%	3.73%	3.61%
Return on average allocated capital (1)	33	22	36	33	31	30	24
Efficiency ratio	47.20	51.55	45.37	46.30	47.73	49.62	50.35

Balance Sheet
Average
Total loans and leases	$283,807	$266,058	$289,862	$284,994	$280,689	$279,557	$275,716
Total earning assets (2)	717,197	686,612	719,338	720,652	720,878	707,754	699,004
Total assets (2)	756,373	725,406	759,027	759,665	759,982	746,647	737,755
Total deposits	684,173	653,320	686,826	687,530	687,812	674,351	665,536
Allocated capital (1)	37,000	37,000	37,000	37,000	37,000	37,000	37,000

Period end
Total loans and leases	$294,335	$280,473	$294,335	$287,277	$283,565	$279,055	$280,473
Total earning assets (2)	728,817	709,832	728,817	726,494	729,036	735,247	709,832
Total assets (2)	768,877	749,325	768,877	765,497	768,187	774,256	749,325
Total deposits	696,146	676,530	696,146	692,770	695,530	701,488	676,530

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Average deposit balances
Checking	$350,929	$326,226	$356,609	$354,013	$351,686	$341,204	$334,345
Savings	52,592	52,133	50,968	52,306	54,052	53,068	52,466
MMS	241,807	231,572	241,576	243,064	242,841	239,714	236,909
CDs and IRAs	35,890	40,470	34,831	35,225	36,173	37,366	38,732
Non-U.S. and other	2,955	2,919	2,842	2,922	3,060	2,999	3,084
Total average deposit balances	$684,173	$653,320	$686,826	$687,530	$687,812	$674,351	$665,536

Deposit spreads (excludes noninterest costs)
Checking	2.16%	2.00%	2.23%	2.18%	2.13%	2.08%	2.03%
Savings	2.43	2.30	2.49	2.45	2.40	2.37	2.34
MMS	2.07	1.58	2.29	2.15	2.00	1.85	1.70
CDs and IRAs	2.09	1.43	2.40	2.22	2.02	1.73	1.55
Non-U.S. and other	2.24	1.38	2.61	2.47	2.16	1.73	1.56
Total deposit spreads	2.14	1.84	2.28	2.19	2.10	2.00	1.91

Client brokerage assets	$185,881	$177,045	$185,881	$203,882	$191,472	$182,110	$177,045

Active digital banking users (units in thousands) (1)	36,264	34,855	36,264	36,174	35,722	35,518	34,855
Active mobile banking users (units in thousands)	26,433	24,238	26,433	25,990	25,335	24,801	24,238
Financial centers	4,341	4,477	4,341	4,385	4,433	4,452	4,477
ATMs	16,255	16,039	16,255	16,089	16,050	16,011	16,039

Total U.S. credit card (2)
Loans
Average credit card outstandings	$94,612	$91,068	$95,766	$94,710	$93,531	$94,423	$93,531
Ending credit card outstandings	98,338	96,274	98,338	94,829	94,790	93,014	96,274
Credit quality
Net charge-offs	$2,837	$2,513	$699	$698	$739	$701	$655
	3.00%	2.76%	2.90%	2.92%	3.17%	3.01%	2.78%
30+ delinquency	$1,989	$1,847	$1,989	$1,805	$1,695	$1,795	$1,847
	2.02%	1.92%	2.02%	1.90%	1.79%	1.93%	1.92%
90+ delinquency	$994	$900	$994	$872	$865	$925	$900
	1.01%	0.93%	1.01%	0.92%	0.91%	0.99%	0.93%
Other Total U.S. credit card indicators (2)
Gross interest yield	10.12%	9.65%	10.49%	10.20%	9.86%	9.93%	9.75%
Risk-adjusted margin	8.34	8.67	8.83	8.15	8.07	8.32	8.74
New accounts (in thousands)	4,544	4,939	1,048	1,116	1,186	1,194	1,138
Purchase volumes	$264,706	$244,753	$70,048	$66,490	$66,821	$61,347	$65,523

Debit card data
Purchase volumes	$318,562	$298,641	$81,893	$79,920	$80,697	$76,052	$77,912

Loan production (3)
Total (4):
First mortgage	$41,195	$50,581	$9,417	$10,682	$11,672	$9,424	$12,705
Home equity	14,869	16,924	3,640	3,399	4,081	3,749	4,053
Consumer Banking:
First mortgage	$27,280	$34,065	$6,227	$7,208	$7,881	$5,964	$8,386
Home equity	13,251	15,199	3,209	3,053	3,644	3,345	3,595

(1)	Digital users represents mobile and/or online users across consumer businesses.

(2)	In addition to the U.S. credit card portfolio in Consumer Banking, the remaining U.S. credit card portfolio is in GWIM.

(3)	The above loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.

(4)	In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Fourth Quarter 2018
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$7,131	$4,297	$2,834
Noninterest income:
Card income	1,387	3	1,384
Service charges	1,086	1,084	2
All other income	273	118	155
Total noninterest income	2,746	1,205	1,541
Total revenue, net of interest expense	9,877	5,502	4,375

Provision for credit losses	915	60	855

Noninterest expense	4,483	2,615	1,868
Income before income taxes	4,479	2,827	1,652
Income tax expense	1,141	720	421
Net income	$3,338	$2,107	$1,231

Net interest yield	3.93%	2.49%	3.95%
Return on average allocated capital (1)	36	70	20
Efficiency ratio	45.37	47.50	42.68

Balance Sheet
Average
Total loans and leases	$289,862	$5,302	$284,560
Total earning assets (2)	719,338	684,608	284,920
Total assets (2)	759,027	713,678	295,539
Total deposits	686,826	681,478	5,348
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$294,335	$5,470	$288,865
Total earning assets (2)	728,817	694,676	289,249
Total assets (2)	768,877	724,015	299,970
Total deposits	696,146	691,666	4,480

	Third Quarter 2018
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$6,862	$4,067	$2,795
Noninterest income:
Card income	1,281	1	1,280
Service charges	1,098	1,098	—
All other income	162	102	60
Total noninterest income	2,541	1,201	1,340
Total revenue, net of interest expense	9,403	5,268	4,135

Provision for credit losses	870	48	822

Noninterest expense	4,354	2,618	1,736
Income before income taxes	4,179	2,602	1,577
Income tax expense	1,066	664	402
Net income	$3,113	$1,938	$1,175

Net interest yield	3.78%	2.35%	3.95%
Return on average allocated capital (1)	33	64	19
Efficiency ratio	46.30	49.70	41.97

Balance Sheet
Average
Total loans and leases	$284,994	$5,269	$279,725
Total earning assets (2)	720,652	685,662	280,637
Total assets (2)	759,665	713,942	291,370
Total deposits	687,530	681,726	5,804
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$287,277	$5,276	$282,001
Total earning assets (2)	726,494	690,968	282,921
Total assets (2)	765,497	719,126	293,766
Total deposits	692,770	686,723	6,047

For footnotes, see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results (continued)
(Dollars in millions)
	Fourth Quarter 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$6,354	$3,549	$2,805
Noninterest income:
Card income	1,354	2	1,352
Service charges	1,071	1,071	—
All other income	176	99	77
Total noninterest income	2,601	1,172	1,429
Total revenue, net of interest expense	8,955	4,721	4,234

Provision for credit losses	886	53	833

Noninterest expense	4,509	2,680	1,829
Income before income taxes	3,560	1,988	1,572
Income tax expense	1,364	762	602
Net income	$2,196	$1,226	$970

Net interest yield	3.61%	2.12%	4.10%
Return on average allocated capital (1)	24	41	15
Efficiency ratio	50.35	56.77	43.20

Balance Sheet
Average
Total loans and leases	$275,716	$5,261	$270,455
Total earning assets (2)	699,004	664,054	271,129
Total assets (2)	737,755	691,610	282,324
Total deposits	665,536	659,238	6,298
Allocated capital (1)	37,000	12,000	25,000

Period end
Total loans and leases	$280,473	$5,143	$275,330
Total earning assets (2)	709,832	675,485	275,742
Total assets (2)	749,325	703,330	287,390
Total deposits	676,530	670,802	5,728

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)
For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Banking Annual Results
(Dollars in millions)
	Year Ended December 31, 2018
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$27,123	$16,024	$11,099
Noninterest income:
Card income	5,289	8	5,281
Service charges	4,300	4,298	2
All other income	811	430	381
Total noninterest income	10,400	4,736	5,664
Total revenue, net of interest expense	37,523	20,760	16,763

Provision for credit losses	3,664	195	3,469

Noninterest expense	17,713	10,522	7,191
Income before income taxes	16,146	10,043	6,103
Income tax expense	4,117	2,561	1,556
Net income	$12,029	$7,482	$4,547

Net interest yield	3.78%	2.35%	3.97%
Return on average allocated capital (1)	33	62	18
Efficiency ratio	47.20	50.68	42.90

Balance Sheet
Average
Total loans and leases	$283,807	$5,233	$278,574
Total earning assets (2)	717,197	682,600	279,217
Total assets (2)	756,373	710,925	290,068
Total deposits	684,173	678,640	5,533
Allocated capital (1)	37,000	12,000	25,000

Year end
Total loans and leases	$294,335	$5,470	$288,865
Total earning assets (2)	728,817	694,676	289,249
Total assets (2)	768,877	724,015	299,970
Total deposits	696,146	691,666	4,480

	Year Ended December 31, 2017
	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$24,307	$13,353	$10,954
Noninterest income:
Card income	5,070	8	5,062
Service charges	4,266	4,265	1
All other income	878	391	487
Total noninterest income	10,214	4,664	5,550
Total revenue, net of interest expense	34,521	18,017	16,504

Provision for credit losses	3,525	201	3,324

Noninterest expense	17,795	10,388	7,407
Income before income taxes	13,201	7,428	5,773
Income tax expense	4,999	2,813	2,186
Net income	$8,202	$4,615	$3,587

Net interest yield	3.54%	2.05%	4.18%
Return on average allocated capital (1)	22	38	14
Efficiency ratio	51.55	57.66	44.88

Balance Sheet
Average
Total loans and leases	$266,058	$5,084	$260,974
Total earning assets (2)	686,612	651,963	261,802
Total assets (2)	725,406	679,306	273,253
Total deposits	653,320	646,930	6,390
Allocated capital (1)	37,000	12,000	25,000

Year end
Total loans and leases	$280,473	$5,143	$275,330
Total earning assets (2)	709,832	675,485	275,742
Total assets (2)	749,325	703,330	287,390
Total deposits	676,530	670,802	5,728

For footnotes, see page 20.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Net interest income	$6,294	$6,173	$1,622	$1,535	$1,543	$1,594	$1,520
Noninterest income:
Investment and brokerage services	11,959	11,394	2,978	3,004	2,937	3,040	2,920
All other income	1,085	1,023	390	244	229	222	243
Total noninterest income	13,044	12,417	3,368	3,248	3,166	3,262	3,163
Total revenue, net of interest expense	19,338	18,590	4,990	4,783	4,709	4,856	4,683

Provision for credit losses	86	56	23	13	12	38	6

Noninterest expense	13,777	13,556	3,542	3,414	3,395	3,426	3,470
Income before income taxes	5,475	4,978	1,425	1,356	1,302	1,392	1,207
Income tax expense	1,396	1,885	363	346	332	355	463
Net income	$4,079	$3,093	$1,062	$1,010	$970	$1,037	$744

Net interest yield	2.42%	2.32%	2.43%	2.38%	2.43%	2.46%	2.32%
Return on average allocated capital (1)	28	22	29	28	27	29	21
Efficiency ratio	71.24	72.92	70.97	71.40	72.09	70.56	74.10

Balance Sheet
Average
Total loans and leases	$161,342	$152,682	$163,516	$161,869	$160,833	$159,095	$157,063
Total earning assets (2)	259,807	265,670	265,037	256,285	255,145	262,775	259,550
Total assets (2)	277,219	281,517	283,262	273,581	272,316	279,716	276,153
Total deposits	241,256	245,559	247,427	238,291	236,214	243,077	240,126
Allocated capital (1)	14,500	14,000	14,500	14,500	14,500	14,500	14,000

Period end
Total loans and leases	$164,854	$159,378	$164,854	$162,191	$162,034	$159,636	$159,378
Total earning assets (2)	287,197	267,026	287,197	258,561	253,910	262,430	267,026
Total assets (2)	305,906	284,321	305,906	276,146	270,912	279,331	284,321
Total deposits	268,700	246,994	268,700	239,654	233,925	241,531	246,994

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions, except as noted)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Revenue by Business
Merrill Lynch Global Wealth Management	$15,895	$15,288	$4,115	$3,924	$3,860	$3,996	$3,836
U.S. Trust	3,432	3,295	865	859	848	860	845
Other	11	7	10	—	1	—	2
Total revenue, net of interest expense	$19,338	$18,590	$4,990	$4,783	$4,709	$4,856	$4,683

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$2,193,562	$2,305,664	$2,193,562	$2,385,479	$2,311,598	$2,284,803	$2,305,664
U.S. Trust	427,294	446,199	427,294	455,894	442,608	440,683	446,199
Total client balances	$2,620,856	$2,751,863	$2,620,856	$2,841,373	$2,754,206	$2,725,486	$2,751,863

Client Balances by Type, at period end
Assets under management (1)	$1,021,221	$1,080,747	$1,021,221	$1,144,375	$1,101,001	$1,084,717	$1,080,747
Brokerage and other assets	1,162,997	1,261,990	1,162,997	1,292,219	1,254,135	1,236,799	1,261,990
Deposits	268,700	246,994	268,700	239,654	233,925	241,531	246,994
Loans and leases (2)	167,938	162,132	167,938	165,125	165,145	162,439	162,132
Total client balances	$2,620,856	$2,751,863	$2,620,856	$2,841,373	$2,754,206	$2,725,486	$2,751,863

Assets Under Management Rollforward
Assets under management, beginning balance	$1,080,747	$886,148	$1,144,375	$1,101,001	$1,084,717	$1,080,747	$1,036,048
Net client flows	36,406	95,707	(6,181)	7,572	10,775	24,240	18,228
Market valuation/other	(95,932)	98,892	(116,973)	35,802	5,509	(20,270)	26,471
Total assets under management, ending balance	$1,021,221	$1,080,747	$1,021,221	$1,144,375	$1,101,001	$1,084,717	$1,080,747

Associates, at period end (3)
Number of financial advisors	17,518	17,355	17,518	17,456	17,442	17,367	17,355
Total wealth advisors, including financial advisors	19,459	19,238	19,459	19,344	19,351	19,276	19,238
Total primary sales professionals, including financial advisors and wealth advisors	20,556	20,318	20,556	20,437	20,422	20,375	20,318

Merrill Lynch Global Wealth Management Metric
Financial advisor productivity (4) (in thousands)	$1,034	$1,005	$1,046	$1,035	$1,017	$1,038	$994

U.S. Trust Metric, at period end
Primary sales professionals	1,747	1,714	1,747	1,711	1,723	1,737	1,714

(1)	Defined as managed assets under advisory and/or discretion of GWIM.

(2)	Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.

(3)
Includes financial advisors in the Consumer Banking segment of 2,722, 2,618, 2,622, 2,538 and 2,402 at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(4)
Financial advisor productivity is defined as annualized Merrill Lynch Global Wealth Management total revenue, excluding the allocation of certain asset and liability management (ALM) activities and certain one-time items, divided by the total average number of financial advisors (excluding financial advisors in the Consumer Banking segment).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Net interest income	$10,881	$10,504	$2,824	$2,706	$2,711	$2,640	$2,719
Noninterest income:
Service charges	3,027	3,125	743	753	768	763	774
Investment banking fees	2,891	3,471	760	644	743	744	811
All other income	2,845	2,899	723	635	700	787	715
Total noninterest income	8,763	9,495	2,226	2,032	2,211	2,294	2,300
Total revenue, net of interest expense	19,644	19,999	5,050	4,738	4,922	4,934	5,019

Provision for credit losses	8	212	85	(70)	(23)	16	132

Noninterest expense	8,591	8,596	2,119	2,121	2,156	2,195	2,161
Income before income taxes	11,045	11,191	2,846	2,687	2,789	2,723	2,726
Income tax expense	2,872	4,238	740	699	726	707	1,046
Net income	$8,173	$6,953	$2,106	$1,988	$2,063	$2,016	$1,680

Net interest yield	2.98%	2.93%	2.95%	2.96%	2.98%	2.96%	3.00%
Return on average allocated capital (1)	20	17	20	19	20	20	17
Efficiency ratio	43.73	42.98	41.97	44.79	43.78	44.47	43.02

Balance Sheet
Average
Total loans and leases	$354,236	$346,089	$357,410	$352,712	$355,088	$351,689	$350,262
Total earning assets (2)	364,748	358,302	379,509	362,316	364,587	361,822	359,199
Total assets (2)	424,353	416,038	440,522	422,255	423,256	420,594	419,513
Total deposits	336,337	312,859	359,642	337,685	323,215	324,405	329,761
Allocated capital (1)	41,000	40,000	41,000	41,000	41,000	41,000	40,000

Period end
Total loans and leases	$365,717	$350,668	$365,717	$352,332	$355,473	$355,165	$350,668
Total earning assets (2)	377,812	365,560	377,812	369,555	364,428	365,895	365,560
Total assets (2)	441,477	424,533	441,477	430,846	424,971	424,134	424,533
Total deposits	360,248	329,273	360,248	350,748	326,029	331,238	329,273

(1)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Investment Banking fees (1)
Advisory (2)	$1,152	$1,557	$370	$237	$269	$276	$381
Debt issuance	1,327	1,506	309	295	367	356	336
Equity issuance	412	408	81	112	107	112	94
Total Investment Banking fees (3)	$2,891	$3,471	$760	$644	$743	$744	$811

Business Lending
Corporate	$4,122	$4,387	$1,019	$960	$1,093	$1,050	$1,065
Commercial	4,039	4,280	1,065	1,025	974	975	1,094
Business Banking	393	404	96	99	99	99	103
Total Business Lending revenue	$8,554	$9,071	$2,180	$2,084	$2,166	$2,124	$2,262

Global Transaction Services
Corporate	$3,656	$3,322	$948	$914	$912	$882	$852
Commercial	3,288	3,017	847	814	811	816	800
Business Banking	973	849	260	244	237	232	224
Total Global Transaction Services revenue	$7,917	$7,188	$2,055	$1,972	$1,960	$1,930	$1,876

Average deposit balances
Interest-bearing	$134,486	$87,390	$163,465	$140,126	$120,427	$113,312	$106,537
Noninterest-bearing	201,851	225,469	196,177	197,559	202,788	211,093	223,224
Total average deposits	$336,337	$312,859	$359,642	$337,685	$323,215	$324,405	$329,761

Loan spread	1.49%	1.58%	1.43%	1.48%	1.54%	1.53%	1.56%

Provision for credit losses	$8	$212	$85	$(70)	$(23)	$16	$132

Credit quality (4, 5)
Reservable criticized utilized exposure	$9,488	$12,038	$9,488	$10,065	$10,482	$11,865	$12,038
	2.43%	3.21%	2.43%	2.68%	2.77%	3.13%	3.21%

Nonperforming loans, leases and foreclosed properties	$1,004	$1,118	$1,004	$746	$1,133	$1,286	$1,118
	0.28%	0.32%	0.28%	0.21%	0.32%	0.36%	0.32%

Average loans and leases by product
U.S. commercial	$202,843	$199,620	$206,350	$201,372	$202,879	$200,726	$201,432
Non-U.S. commercial	78,542	74,657	77,818	78,255	79,390	78,716	77,339
Commercial real estate	50,692	49,097	50,974	51,252	50,745	49,777	49,194
Commercial lease financing	22,157	22,713	22,266	21,831	22,069	22,469	22,297
Other	2	2	2	2	5	1	—
Total average loans and leases	$354,236	$346,089	$357,410	$352,712	$355,088	$351,689	$350,262

Total Corporation Investment Banking fees
Advisory (2)	$1,258	$1,691	$397	$262	$303	$296	$429
Debt issuance	3,084	3,635	699	684	874	827	846
Equity issuance	1,183	940	272	307	290	314	204
Total investment banking fees including self-led deals	5,525	6,266	1,368	1,253	1,467	1,437	1,479
Self-led deals	(198)	(255)	(20)	(49)	(45)	(84)	(61)
Total Investment Banking fees	$5,327	$6,011	$1,348	$1,204	$1,422	$1,353	$1,418

(1)	Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable criticized utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings

	Year Ended December 31, 2018
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
Net investment banking revenue	4	5.5%	4	7.5%
Announced mergers and acquisitions	5	15.0	6	17.4
Equity capital markets	5	5.5	4	9.2
Debt capital markets	3	5.6	3	10.0
High-yield corporate debt	6	5.4	4	7.6
Leveraged loans	2	8.3	2	10.3
Mortgage-backed securities	3	8.6	5	10.9
Asset-backed securities	2	8.5	2	9.9
Convertible debt	4	8.7	2	16.0
Common stock underwriting	5	4.9	5	7.6
Investment-grade corporate debt	2	5.8	1	12.4
Syndicated loans	2	8.7	2	11.3
Source: Dealogic data as of December 31, 2018. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in net investment banking revenue reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising either side of the transaction.

•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.
Highlights

Global top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Mortgage-backed securities	Syndicated loans
Asset-backed securities	Debt capital markets

U.S. top 3 rankings in:
Leveraged loans	Investment-grade corporate debt
Asset-backed securities	Syndicated loans
Convertible debt	Debt capital markets

Top 3 rankings excluding self-led deals:
Global: Leveraged loans, Mortgage-backed securities, Asset-backed securities, Investment-grade corporate debt, Syndicated loans, Debt capital markets
U.S.: Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans, Debt capital markets

Current period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Net interest income	$3,171	$3,744	$746	$754	$801	$870	$932
Noninterest income:
Investment and brokerage services	1,780	2,049	474	388	430	488	501
Investment banking fees	2,296	2,476	514	522	651	609	597
Trading account profits	7,932	6,710	1,318	1,727	2,184	2,703	1,075
All other income	884	972	161	452	155	116	291
Total noninterest income	12,892	12,207	2,467	3,089	3,420	3,916	2,464
Total revenue, net of interest expense (1)	16,063	15,951	3,213	3,843	4,221	4,786	3,396

Provision for credit losses	—	164	6	(2)	(1)	(3)	162

Noninterest expense	10,686	10,731	2,540	2,613	2,715	2,818	2,614
Income before income taxes	5,377	5,056	667	1,232	1,507	1,971	620
Income tax expense	1,398	1,763	174	320	391	513	210
Net income	$3,979	$3,293	$493	$912	$1,116	$1,458	$410

Return on average allocated capital (2)	11%	9%	6%	10%	13%	17%	5%
Efficiency ratio	66.53	67.27	79.10	67.99	64.32	58.87	77.01

Balance Sheet
Average
Total trading-related assets	$465,132	$441,812	$463,998	$460,279	$473,126	$463,169	$449,737
Total loans and leases	72,651	71,413	70,609	71,231	75,053	73,763	73,552
Total earning assets	473,383	449,441	458,331	459,073	490,482	486,107	464,171
Total assets	666,003	638,673	655,068	652,481	678,500	678,367	659,412
Total deposits	31,209	32,864	31,077	30,721	30,736	32,320	34,250
Allocated capital (2)	35,000	35,000	35,000	35,000	35,000	35,000	35,000

Period end
Total trading-related assets	$447,998	$419,375	$447,998	$456,643	$441,657	$450,512	$419,375
Total loans and leases	73,928	76,778	73,928	73,023	73,496	75,638	76,778
Total earning assets	457,224	449,314	457,224	447,304	454,706	478,857	449,314
Total assets	641,922	629,013	641,922	646,359	637,110	648,605	629,013
Total deposits	37,841	34,029	37,841	41,102	31,450	32,301	34,029

Trading-related assets (average)
Trading account securities	$215,112	$216,996	$225,335	$215,397	$209,271	$210,278	$225,330
Reverse repurchases	125,084	101,795	119,341	124,842	132,257	123,948	107,125
Securities borrowed	78,889	82,210	75,374	74,648	83,282	82,376	77,580
Derivative assets	46,047	40,811	43,948	45,392	48,316	46,567	39,702
Total trading-related assets	$465,132	$441,812	$463,998	$460,279	$473,126	$463,169	$449,737

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 28.

(2)
Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$8,186	$8,657	$1,491	$1,980	$2,104	$2,611	$1,595
Equities	4,876	4,120	1,065	992	1,313	1,506	944
Total sales and trading revenue	$13,062	$12,777	$2,556	$2,972	$3,417	$4,117	$2,539

Sales and trading revenue, excluding net debit valuation adjustment (2)
Fixed-income, currencies and commodities	$8,328	$9,051	$1,446	$2,060	$2,288	$2,534	$1,707
Equities	4,896	4,154	1,058	1,011	1,308	1,519	950
Total sales and trading revenue, excluding net debit valuation adjustment	$13,224	$13,205	$2,504	$3,071	$3,596	$4,053	$2,657

Sales and trading revenue breakdown
Net interest income	$2,669	$3,260	$617	$634	$675	$743	$805
Commissions	1,737	2,017	463	378	420	476	492
Trading	7,929	6,706	1,317	1,727	2,183	2,702	1,075
Other	727	794	159	233	139	196	167
Total sales and trading revenue	$13,062	$12,777	$2,556	$2,972	$3,417	$4,117	$2,539

(1)
Includes Global Banking sales and trading revenue of $430 million and $236 million for the years ended December 31, 2018 and 2017, and $123 million, $66 million, $75 million, $166 million and $61 million for the fourth, third, second and first quarters of 2018 and the fourth quarter of 2017, respectively.

(2)
For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017
Net interest income	$573	$864	$136	$164	$129	$144	$188
Noninterest income (loss)	(1,284)	(1,648)	(375)	(3)	(429)	(477)	(1,554)
Total revenue, net of interest expense	(711)	(784)	(239)	161	(300)	(333)	(1,366)

Provision for credit losses	(476)	(561)	(124)	(95)	(105)	(152)	(185)

Noninterest expense	2,614	4,065	449	565	623	977	520
Loss before income taxes	(2,849)	(4,288)	(564)	(309)	(818)	(1,158)	(1,701)
Income tax expense (benefit)	(2,736)	(979)	(843)	(453)	(569)	(871)	964
Net income (loss)	$(113)	$(3,309)	$279	$144	$(249)	$(287)	$(2,665)

Balance Sheet
Average
Total loans and leases	$61,013	$82,489	$53,324	$59,930	$63,155	$67,811	$71,197
Total assets (2)	201,298	206,999	196,707	209,847	188,624	200,554	208,854
Total deposits	21,966	25,194	19,979	22,118	22,682	23,115	23,899

Period end
Total loans and leases	$48,061	$69,452	$48,061	$54,978	$61,256	$64,584	$69,452
Total assets (3)	196,325	194,042	196,325	219,985	190,490	202,152	194,042
Total deposits	18,541	22,719	18,541	21,375	22,757	22,106	22,719

(1)
All Other consists of ALM activities, equity investments, non-core mortgage loans and servicing activities, the net impact of periodic revisions to the mortgage servicing rights (MSR) valuation model for core and non-core MSRs and the related economic hedge results, liquidating businesses and residual expense allocations. ALM activities encompass certain residential mortgages, debt securities, interest rate and foreign currency risk management activities, the impact of certain allocation methodologies and hedge ineffectiveness. The results of certain ALM activities are allocated to our business segments. Equity investments include our merchant services joint venture, as well as a portfolio of equity, real estate and other alternative investments.

(2)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $517.0 billion and $515.6 billion for the years ended December 31, 2018 and 2017; and $526.9 billion, $516.3 billion, $519.6 billion, $514.6 billion and $508.6 billion for the fourth, third, second and first quarters of 2018 and the fourth quarter of 2017, respectively.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $540.8 billion, $531.3 billion, $522.2 billion, $543.3 billion and $520.4 billion at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	December 31 2018	September 30 2018	December 31 2017
Consumer
Residential mortgage	$208,557	$208,186	$203,811
Home equity	48,286	51,235	57,744
U.S. credit card	98,338	94,829	96,285
Direct/Indirect consumer (1)	91,166	91,338	96,342
Other consumer (2)	202	203	166
Total consumer loans excluding loans accounted for under the fair value option	446,549	445,791	454,348
Consumer loans accounted for under the fair value option (3)	682	755	928
Total consumer	447,231	446,546	455,276

Commercial
U.S. commercial	299,277	285,662	284,836
Non-U.S. commercial	98,776	96,002	97,792
Commercial real estate (4)	60,845	60,835	58,298
Commercial lease financing	22,534	21,546	22,116
	481,432	464,045	463,042
U.S. small business commercial (5)	14,565	14,234	13,649
Total commercial loans excluding loans accounted for under the fair value option	495,997	478,279	476,691
Commercial loans accounted for under the fair value option (3)	3,667	4,976	4,782
Total commercial	499,664	483,255	481,473
Total loans and leases	$946,895	$929,801	$936,749

(1)
Includes auto and specialty lending loans and leases of $50.1 billion, $50.1 billion and $52.4 billion, unsecured consumer lending loans of $383 million, $392 million and $469 million, U.S. securities-based lending loans of $37.0 billion, $37.4 billion and $39.8 billion, non-U.S. consumer loans of $2.9 billion, $2.7 billion and $3.0 billion and other consumer loans of $746 million, $756 million and $684 million at December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

(2)	Substantially all of other consumer is consumer overdrafts.

(3)
Consumer loans accounted for under the fair value option were residential mortgage loans of $336 million, $407 million and $567 million and home equity loans of $346 million, $348 million and $361 million at December 31, 2018, September 30, 2018 and December 31, 2017, respectively. Commercial loans accounted for under the fair value option were U.S. commercial loans of $2.5 billion, $3.6 billion and $2.6 billion and non-U.S. commercial loans of $1.1 billion, $1.4 billion and $2.2 billion at December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

(4)
Includes U.S. commercial real estate loans of $56.6 billion, $56.9 billion and $54.8 billion and non-U.S. commercial real estate loans of $4.2 billion, $3.9 billion and $3.5 billion at December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

(5)	Includes card-related products.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Fourth Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$209,646	$90,307	$75,895	$2	$4	$43,438
Home equity	50,757	36,664	3,652	—	345	10,096
U.S. credit card	95,766	92,752	3,014	—	—	—
Direct/Indirect and other consumer	91,458	50,692	40,762	—	—	4
Total consumer	447,627	270,415	123,323	2	349	53,538

Commercial
U.S. commercial	308,557	19,433	36,527	206,350	45,992	255
Non-U.S. commercial	95,937	—	113	77,818	17,939	67
Commercial real estate	60,876	14	3,550	50,974	6,329	9
Commercial lease financing	21,724	—	3	22,266	—	(545)
Total commercial	487,094	19,447	40,193	357,408	70,260	(214)
Total loans and leases	$934,721	$289,862	$163,516	$357,410	$70,609	$53,324

	Third Quarter 2018
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$209,460	$86,383	$74,806	$1	$—	$48,270
Home equity	53,050	37,289	3,701	—	353	11,707
U.S. credit card	94,710	91,646	3,064	—	—	—
Direct/Indirect and other consumer	91,828	50,528	41,296	1	—	3
Total consumer	449,048	265,846	122,867	2	353	59,980

Commercial
U.S. commercial	303,680	19,134	35,392	201,372	47,288	494
Non-U.S. commercial	96,019	—	24	78,255	17,696	44
Commercial real estate	60,754	14	3,583	51,252	5,894	11
Commercial lease financing	21,235	—	3	21,831	—	(599)
Total commercial	481,688	19,148	39,002	352,710	70,878	(50)
Total loans and leases	$930,736	$284,994	$161,869	$352,712	$71,231	$59,930

	Fourth Quarter 2017
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$202,155	$73,137	$71,222	$—	$—	$57,796
Home equity	59,059	40,537	4,201	—	360	13,961
U.S. credit card	93,531	90,479	3,052	—	—	—
Direct/Indirect and other consumer	96,113	53,097	43,012	—	—	4
Total consumer	450,858	257,250	121,487	—	360	71,761

Commercial
U.S. commercial	297,851	18,448	32,035	201,432	45,719	217
Non-U.S. commercial	98,692	—	25	77,339	21,226	102
Commercial real estate	58,983	18	3,513	49,194	6,228	30
Commercial lease financing	21,406	—	3	22,297	19	(913)
Total commercial	476,932	18,466	35,576	350,262	73,192	(564)
Total loans and leases	$927,790	$275,716	$157,063	$350,262	$73,552	$71,197

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	December 31 2018	September 30 2018	December 31 2017	December 31 2018	September 30 2018	December 31 2017
Asset managers and funds	$71,756	$68,733	$59,190	$107,888	$103,066	$91,092
Real estate (5)	65,328	64,460	61,940	86,514	90,664	83,773
Capital goods	39,192	40,327	36,705	75,080	74,720	70,417
Finance companies	36,662	33,549	34,050	56,659	53,375	53,107
Healthcare equipment and services	35,763	34,943	37,780	56,489	54,889	57,256
Government and public education	43,675	44,436	48,684	54,749	55,296	58,067
Materials	27,347	25,727	24,001	51,865	49,461	47,386
Retailing	25,333	25,714	26,117	47,507	47,823	48,796
Consumer services	25,702	24,975	27,191	43,298	42,276	43,605
Food, beverage and tobacco	23,586	23,199	23,252	42,745	45,166	42,815
Commercial services and supplies	22,623	21,861	22,100	39,349	37,644	35,496
Energy	13,727	16,319	16,345	32,279	34,462	36,765
Transportation	22,814	21,887	21,704	31,523	30,694	29,946
Global commercial banks	26,269	25,471	29,491	28,321	27,752	31,764
Utilities	12,035	11,496	11,342	27,623	27,495	27,935
Technology hardware and equipment	13,014	10,054	10,728	26,228	21,759	22,071
Individuals and trusts	18,643	18,706	18,549	25,019	25,332	25,097
Media	12,132	10,581	19,155	24,502	28,523	33,955
Pharmaceuticals and biotechnology	7,430	7,430	5,653	23,634	19,396	18,623
Vehicle dealers	17,603	15,930	16,896	20,446	19,128	20,361
Consumer durables and apparel	9,904	9,432	8,859	20,199	18,129	17,296
Software and services	8,809	7,489	8,562	19,172	16,558	18,202
Insurance	8,674	5,818	6,411	15,807	13,785	12,990
Telecommunication services	8,686	6,837	6,389	14,166	12,786	13,108
Automobiles and components	7,131	6,990	5,988	13,893	14,271	13,318
Food and staples retailing	4,787	4,840	4,955	9,093	10,100	15,589
Religious and social organizations	3,757	3,705	4,454	5,620	5,586	6,318
Financial markets infrastructure (clearinghouses)	2,382	1,111	688	4,107	2,906	2,403
Other	6,249	7,885	3,621	6,241	7,878	3,616
Total commercial credit exposure by industry	$621,013	$599,905	$600,800	$1,010,016	$990,920	$981,167

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $32.5 billion, $32.0 billion and $34.6 billion at December 31, 2018, September 30, 2018 and December 31, 2017, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $29.4 billion, $35.7 billion and $26.2 billion, which consists primarily of other marketable securities, at December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

(2)
Total utilized and total committed exposure includes loans of $3.7 billion, $5.0 billion and $4.8 billion and issued letters of credit with a notional amount of $100 million, $55 million and $232 million accounted for under the fair value option at December 31, 2018, September 30, 2018 and December 31, 2017, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $3.0 billion, $3.1 billion and $4.6 billion at December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

(3)	Includes U.S. small business commercial exposure.

(4)	Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.

(5)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Top 20 Non-U.S. Countries Exposure
(Dollars in millions)
	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure	Securities/ Other Investments (2)	Country Exposure at December 31 2018	Hedges and Credit Default Protection (3)	Net Country Exposure at December 31 2018 (4)	Increase (Decrease) from September 30 2018
United Kingdom	$28,833	$20,410	$6,419	$2,639	$58,301	$(3,447)	$54,854	$(2,249)
Germany	24,856	6,823	1,835	443	33,957	(5,300)	28,657	(3,756)
Japan	17,762	1,316	1,023	1,341	21,442	(1,419)	20,023	(2,126)
Canada	7,388	7,234	1,641	3,773	20,036	(521)	19,515	1,167
China	12,774	681	975	495	14,925	(284)	14,641	287
France	7,137	5,849	1,331	1,214	15,531	(2,880)	12,651	(2,446)
Netherlands	8,405	2,992	389	973	12,759	(1,182)	11,577	1,112
India	7,147	451	312	3,379	11,289	(177)	11,112	1,499
Australia	5,173	3,132	571	1,507	10,383	(453)	9,930	(309)
Brazil	6,151	544	209	3,172	10,076	(327)	9,749	(99)
South Korea	5,634	463	897	2,456	9,450	(280)	9,170	1,042
Switzerland	5,494	2,580	335	201	8,610	(846)	7,764	384
Hong Kong	5,287	442	321	1,224	7,274	(38)	7,236	(854)
Mexico	3,506	1,275	140	1,444	6,365	(129)	6,236	805
Belgium	4,684	1,016	103	147	5,950	(372)	5,578	1,083
Singapore	3,330	125	362	1,770	5,587	(70)	5,517	(200)
Spain	3,769	1,138	290	792	5,989	(1,339)	4,650	1,565
United Arab Emirates	3,371	135	138	55	3,699	(50)	3,649	368
Taiwan	2,311	13	288	623	3,235	—	3,235	479
Italy	2,372	1,065	491	597	4,525	(1,444)	3,081	355
Total top 20 non-U.S. countries exposure	$165,384	$57,684	$18,070	$28,245	$269,383	$(20,558)	$248,825	$(1,893)

(1)
Includes loans, leases, and other extensions of credit and funds, including letters of credit and due from placements, which have not been reduced by collateral, hedges or credit default protection. Funded loans and loan equivalents are reported net of charge-offs but prior to any allowance for loan and lease losses.

(2)
Long securities exposures are netted on a single-name basis to, but not below, zero by short exposures and net credit default swaps purchased, consisting of single-name and net indexed and tranched credit default swaps.

(3)
Represents credit default protection purchased, net of credit default protection sold, which is used to mitigate the Corporation’s risk to country exposures as listed, consisting of net single-name and net indexed and tranched credit default swaps. Amounts are calculated based on the credit default swaps notional amount assuming a zero recovery rate less any fair value receivable or payable.

(4)	Represents country exposure less hedges and credit default protection purchased, net of credit default protection sold.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	December 31 2018	September 30 2018	June 30 2018	March 31 2018	December 31 2017
Residential mortgage	$1,893	$2,034	$2,140	$2,262	$2,476
Home equity	1,893	2,226	2,452	2,598	2,644
Direct/Indirect consumer	56	46	47	46	46
Total consumer	3,842	4,306	4,639	4,906	5,166
U.S. commercial	794	699	881	1,059	814
Non-U.S. commercial	80	31	170	255	299
Commercial real estate	156	46	117	73	112
Commercial lease financing	18	14	34	27	24
	1,048	790	1,202	1,414	1,249
U.S. small business commercial	54	58	56	58	55
Total commercial	1,102	848	1,258	1,472	1,304
Total nonperforming loans and leases	4,944	5,154	5,897	6,378	6,470
Foreclosed properties (1)	300	295	284	316	288
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$5,244	$5,449	$6,181	$6,694	$6,758

Fully-insured home loans past due 30 days or more and still accruing	$2,790	$3,183	$3,454	$3,915	$4,466
Consumer credit card past due 30 days or more and still accruing	1,989	1,805	1,695	1,795	1,847
Other loans past due 30 days or more and still accruing	3,539	3,255	3,682	3,684	3,845
Total loans past due 30 days or more and still accruing (3, 5, 6)	$8,318	$8,243	$8,831	$9,394	$10,158

Fully-insured home loans past due 90 days or more and still accruing	$1,884	$2,161	$2,483	$2,885	$3,230
Consumer credit card past due 90 days or more and still accruing	994	872	865	925	900
Other loans past due 90 days or more and still accruing	352	256	341	234	285
Total loans past due 90 days or more and still accruing (3, 5, 6)	$3,230	$3,289	$3,689	$4,044	$4,415

Nonperforming loans, leases and foreclosed properties/Total assets (7)	0.22%	0.23%	0.27%	0.29%	0.30%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	0.56	0.59	0.66	0.72	0.73
Nonperforming loans and leases/Total loans and leases (7)	0.52	0.56	0.63	0.69	0.69

Commercial reservable criticized utilized exposure (8)	$11,061	$11,597	$12,357	$13,366	$13,563
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (8)	2.08%	2.26%	2.40%	2.58%	2.65%
Total commercial criticized utilized exposure/Commercial utilized exposure (8)	1.93	2.16	2.34	2.45	2.60

(1)
Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $488 million, $500 million, $573 million, $680 million and $801 million at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	December 31 2018	September 30 2018	June 30 2018	March 31 2018	December 31 2017
Nonperforming loans held-for-sale	$320	$177	$220	$233	$341
Nonperforming loans accounted for under the fair value option	12	16	46	37	69
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	14	16	17	24	26

(5)
Balances do not include loans held-for-sale past due 30 days or more and still accruing of $53 million, $30 million, $28 million, $83 million and $8 million at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively, and loans held-for-sale past due 90 days or more and still accruing of $2 million, $8 million, $11 million, $8 million and $0 at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively. At December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, there were $10 million, $21 million, $24 million, $27 million and $32 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $4.3 billion, $5.7 billion, $6.2 billion, $6.0 billion and $5.7 billion at December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$4,306	$4,639	$4,906	$5,166	$5,252
Additions	545	484	599	812	755
Reductions:
Paydowns and payoffs	(214)	(238)	(261)	(245)	(241)
Sales	(438)	(145)	(117)	(269)	(88)
Returns to performing status (2)	(274)	(309)	(336)	(364)	(337)
Charge-offs (3)	(51)	(89)	(114)	(147)	(125)
Transfers to foreclosed properties	(32)	(36)	(38)	(45)	(50)
Transfers to loans held-for-sale	—	—	—	(2)	—
Total net reductions to nonperforming loans and leases	(464)	(333)	(267)	(260)	(86)
Total nonperforming consumer loans and leases, end of period	3,842	4,306	4,639	4,906	5,166
Foreclosed properties	244	265	263	264	236
Nonperforming consumer loans, leases and foreclosed properties, end of period	$4,086	$4,571	$4,902	$5,170	$5,402

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$848	$1,258	$1,472	$1,304	$1,318
Additions	500	235	244	436	444
Reductions:
Paydowns	(91)	(287)	(193)	(169)	(127)
Sales	(6)	(130)	(50)	(24)	(20)
Return to performing status (5)	(33)	(95)	(91)	(27)	(40)
Charge-offs	(85)	(116)	(112)	(48)	(143)
Transfers to foreclosed properties	(31)	(12)	—	—	(13)
Transfers to loans held-for-sale	—	(5)	(12)	—	(115)
Total net additions (reductions) to nonperforming loans and leases	254	(410)	(214)	168	(14)
Total nonperforming commercial loans and leases, end of period	1,102	848	1,258	1,472	1,304
Foreclosed properties	56	30	21	52	52
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,158	$878	$1,279	$1,524	$1,356

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 34.

(2)
Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(3)
Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.

(4)	Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.

(5)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Fourth Quarter 2018		Third Quarter 2018		Second Quarter 2018		First Quarter 2018		Fourth Quarter 2017
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (3)	$15	0.03%	$12	0.02%	$7	0.01%	$(6)	(0.01)%	$(16)	(0.03)%
Home equity	(15)	(0.12)	(20)	(0.15)	—	—	33	0.23	16	0.11
U.S. credit card	699	2.90	698	2.92	739	3.17	701	3.01	655	2.78
Direct/Indirect consumer	53	0.23	42	0.18	41	0.18	59	0.25	65	0.27
Other consumer	52	n/m	44	n/m	43	n/m	43	n/m	49	n/m
Total consumer	804	0.71	776	0.69	830	0.74	830	0.75	769	0.68
U.S. commercial	43	0.06	70	0.10	78	0.11	24	0.03	56	0.08
Non-U.S. commercial	20	0.09	25	0.10	19	0.08	4	0.02	346	1.43
Commercial real estate	(2)	(0.02)	2	0.02	4	0.03	(3)	(0.02)	6	0.04
Commercial lease financing	(1)	(0.01)	—	—	1	0.01	(1)	(0.01)	5	0.09
	60	0.05	97	0.08	102	0.09	24	0.02	413	0.36
U.S. small business commercial	60	1.65	59	1.67	64	1.82	57	1.67	55	1.58
Total commercial	120	0.10	156	0.13	166	0.14	81	0.07	468	0.39
Total net charge-offs	$924	0.39	$932	0.40	$996	0.43	$911	0.40	$1,237	0.53

By Business Segment and All Other
Consumer Banking	$889	1.22%	$853	1.19%	$896	1.28%	$877	1.27%	$839	1.21%
Global Wealth & Investment Management	8	0.02	13	0.03	15	0.04	25	0.06	4	0.01
Global Banking	56	0.06	85	0.10	86	0.10	19	0.02	264	0.30
Global Markets	—	—	3	0.02	14	0.08	6	0.03	146	0.83
All Other	(29)	(0.22)	(22)	(0.15)	(15)	(0.10)	(16)	(0.10)	(16)	(0.09)
Total net charge-offs	$924	0.39	$932	0.40	$996	0.43	$911	0.40	$1,237	0.53

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)
Excludes write-offs of purchased credit-impaired loans of $107 million, $95 million, $36 million, $35 million and and $46 million for the fourth, third, second and first quarters of 2018 and the fourth quarter of 2017, respectively.

(3)
Includes loan sales charge-offs (recoveries) of $25 million, $6 million, $(5) million, $(18) million and $(3) million for the fourth, third, second and first quarters of 2018 and the fourth quarter of 2017, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Annual Net Charge-offs and Net Charge-off Ratios (1, 2)
(Dollars in millions)
	Year Ended December 31
	2018		2017
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage (3)	$28	0.01%	$(100)	(0.05)%
Home equity	(2)	—	213	0.34
U.S. credit card	2,837	3.00	2,513	2.76
Non-U.S. credit card (4)	—	—	75	1.91
Direct/Indirect consumer	195	0.21	214	0.22
Other consumer	182	n/m	163	n/m
Total consumer	3,240	0.72	3,078	0.68
U.S. commercial	215	0.07	232	0.08
Non-U.S. commercial	68	0.07	440	0.48
Commercial real estate	1	—	9	0.02
Commercial lease financing	(1)	(0.01)	5	0.02
	283	0.06	686	0.15
U.S. small business commercial	240	1.70	215	1.60
Total commercial	523	0.11	901	0.20
Total net charge-offs	$3,763	0.41	$3,979	0.44

By Business Segment and All Other
Consumer Banking	$3,515	1.24%	$3,202	1.20%
Global Wealth & Investment Management	61	0.04	44	0.03
Global Banking	246	0.07	519	0.15
Global Markets	23	0.03	170	0.25
All Other (4)	(82)	(0.14)	44	0.05
Total net charge-offs	$3,763	0.41	$3,979	0.44

(1)
Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the year for each loan and lease category.

(2)	Excludes write-offs of purchased credit-impaired loans of $273 million and $207 million for the years ended December 31, 2018 and 2017.

(3)	Includes loan sales charge-offs (recoveries) of $8 million and $(105) million for the years ended December 31, 2018 and 2017.

(4)	2017 amount includes net charge-offs recorded in All Other related to the non-U.S. credit card loan portfolio, which was sold during the second quarter of 2017.
n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	December 31, 2018			September 30, 2018			December 31, 2017
	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$422	4.40%	0.20%	$500	5.14%	0.24%	$701	6.74%	0.34%
Home equity	506	5.27	1.05	658	6.76	1.28	1,019	9.80	1.76
U.S. credit card	3,597	37.47	3.66	3,530	36.26	3.72	3,368	32.41	3.50
Direct/Indirect consumer	248	2.58	0.27	262	2.69	0.29	264	2.54	0.27
Other consumer	29	0.30	n/m	30	0.31	n/m	31	0.30	n/m
Total consumer	4,802	50.02	1.08	4,980	51.16	1.12	5,383	51.79	1.18
U.S. commercial (3)	3,010	31.35	0.96	2,974	30.55	0.99	3,113	29.95	1.04
Non-U.S.commercial	677	7.05	0.69	687	7.06	0.72	803	7.73	0.82
Commercial real estate	958	9.98	1.57	946	9.72	1.56	935	9.00	1.60
Commercial lease financing	154	1.60	0.68	147	1.51	0.68	159	1.53	0.72
Total commercial	4,799	49.98	0.97	4,754	48.84	0.99	5,010	48.21	1.05
Allowance for loan and lease losses	9,601	100.00%	1.02	9,734	100.00%	1.05	10,393	100.00%	1.12
Reserve for unfunded lending commitments	797			792			777
Allowance for credit losses	$10,398			$10,526			$11,170

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.02%			1.05%			1.12%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		194			189			161
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		2.62			2.63			2.12

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $336 million, $407 million and $567 million and home equity loans of $346 million, $348 million and $361 million at December 31, 2018, September 30, 2018 and December 31, 2017, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $2.5 billion, $3.6 billion and $2.6 billion and non-U.S. commercial loans of $1.1 billion, $1.4 billion and $2.2 billion at December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

(2)
Total loans and leases do not include loans accounted for under the fair value option of $4.3 billion, $5.7 billion and $5.7 billion at December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

(3)
Includes allowance for loan and lease losses for U.S. small business commercial loans of $474 million, $472 million and $439 million at December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

(4)
Allowance for loan and lease losses includes $4.0 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at each of December 31, 2018, September 30, 2018 and December 31, 2017. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 113 percent, 111 percent and 99 percent at December 31, 2018, September 30, 2018 and December 31, 2017, respectively.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	38

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to financial measures defined by GAAP for the years ended December 31, 2018 and 2017 and the three months ended December 31, 2018, September 30, 2018, June 30, 2018, March 31, 2018 and December 31, 2017. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Year Ended December 31		Fourth Quarter 2018	Third Quarter 2018	Second Quarter 2018	First Quarter 2018	Fourth Quarter 2017
	2018	2017

Reconciliation of average shareholders’ equity to average tangible common shareholders’ equity and average tangible shareholders’ equity
Shareholders’ equity	$264,748	$271,289	$263,698	$264,653	$265,181	$265,480	$273,162
Goodwill	(68,951)	(69,286)	(68,951)	(68,951)	(68,951)	(68,951)	(68,954)
Intangible assets (excluding mortgage servicing rights)	(2,058)	(2,652)	(1,857)	(1,992)	(2,126)	(2,261)	(2,399)
Related deferred tax liabilities	906	1,463	874	896	916	939	1,344
Tangible shareholders’ equity	$194,645	$200,814	$193,764	$194,606	$195,020	$195,207	$203,153
Preferred stock	(22,949)	(24,188)	(22,326)	(22,841)	(23,868)	(22,767)	(22,324)
Tangible common shareholders’ equity	$171,696	$176,626	$171,438	$171,765	$171,152	$172,440	$180,829

Reconciliation of period-end shareholders’ equity to period-end tangible common shareholders’ equity and period-end tangible shareholders’ equity
Shareholders’ equity	$265,325	$267,146	$265,325	$262,158	$264,216	$266,224	$267,146
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,774)	(2,312)	(1,774)	(1,908)	(2,043)	(2,177)	(2,312)
Related deferred tax liabilities	858	943	858	878	900	920	943
Tangible shareholders’ equity	$195,458	$196,826	$195,458	$192,177	$194,122	$196,016	$196,826
Preferred stock	(22,326)	(22,323)	(22,326)	(22,326)	(23,181)	(24,672)	(22,323)
Tangible common shareholders’ equity	$173,132	$174,503	$173,132	$169,851	$170,941	$171,344	$174,503

Reconciliation of period-end assets to period-end tangible assets
Assets	$2,354,507	$2,281,234	$2,354,507	$2,338,833	$2,291,670	$2,328,478	$2,281,234
Goodwill	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(1,774)	(2,312)	(1,774)	(1,908)	(2,043)	(2,177)	(2,312)
Related deferred tax liabilities	858	943	858	878	900	920	943
Tangible assets	$2,284,640	$2,210,914	$2,284,640	$2,268,852	$2,221,576	$2,258,270	$2,210,914

Book value per share of common stock
Common shareholders’ equity	$242,999	$244,823	$242,999	$239,832	$241,035	$241,552	$244,823
Ending common shares issued and outstanding	9,669.3	10,287.3	9,669.3	9,858.3	10,012.7	10,175.9	10,287.3
Book value per share of common stock	$25.13	$23.80	$25.13	$24.33	$24.07	$23.74	$23.80

Tangible book value per share of common stock
Tangible common shareholders’ equity	$173,132	$174,503	$173,132	$169,851	$170,941	$171,344	$174,503
Ending common shares issued and outstanding	9,669.3	10,287.3	9,669.3	9,858.3	10,012.7	10,175.9	10,287.3
Tangible book value per share of common stock	$17.91	$16.96	$17.91	$17.23	$17.07	$16.84	$16.96

Certain prior period amounts have been reclassified to conform to current period presentation.

Current period information is preliminary and based on company data available at the time of the presentation.	39